UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 9, 2022

ZHRH CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-192874	99-0369270
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

50 West Liberty St. Suite 880, Reno, NV 89501

(Address of principal executive offices, including zip code)

775-322-0626

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

The disclosures in Item 5.02 of this Current Report on Form 8-K are incorporated by reference into this Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Director Appointments

On March 9, 2022, the Board of Directors (the “Board”) of ZHRH Corporation (“we,” “our,” “us” or the “Company”) increased the size of the Board by three (3) persons and appointed each Jean-Michel Doublet, Lionel Therond, and Cindy Zhongye Li, as directors of the Company effective as of March 9, 2022. Mr. Therond is currently the Company’s Chief Financial Officer, and Mr. Doublet is currently the Company’s Chief Executive Officer.

Entry into Director Agreements

On March 9, 2022, the Board approved the entry of the following directors into director agreements with the Company:

●	Aymar de Lencquesaing

●	Brett Lovegrove

●	Cindy Li

●	James P. Bond

●	Jean-Michel Doublet

●	Lionel Therond

as further described in detail below. Brett Lovegrove is currently the Chairman of the Board. Mr. Therond is currently the Company’s Chief Financial Officer, and Mr. Doublet is currently the Company’s Chief Executive Officer.

Director Agreement with Aymar de Lencquesaing

On March 9, 2022, the Company entered into a Director Agreement with Aymar de Lencquesaing (the “ADL Director Agreement”). Pursuant to the ADL Director Agreement, Mr. de Lencquesaing agreed to perform the duties of a director in accordance with the terms of the ADL Director Agreement with a time commitment of 1-2 days per month, with 4 Board meetings per year. The ADL Director Agreement’s term starts on March 9, 2022 and terminates upon the earlier of the following to occur: (i) removal of Mr. de Lencquesaing as a director of the Company upon proper shareholder action in accordance with the Company’s articles, bylaws and applicable law (ii) Mr. de Lencquesaing’s resignation as a director of the Company (iii) Mr. de Lencquesaing death or (iv) failure of the shareholders of the Company to re-elect Mr. de Lencquesaing at the Company’s annual shareholder meeting or any special meeting of the shareholders called for the purpose of electing directors.

Pursuant to the ADL Director Agreement, the Company agreed to indemnify Mr. de Lencquesaing, if he becomes a party, or is threatened to become a party, to a proceeding (other than an action by or in the right of the Company) by reason of Mr. de Lencquesaing’s status as a director in accordance with the terms and conditions set forth in the ADL Director Agreement. Pursuant to the ADL Director Agreement, the Company agreed to obtain and maintain director and officer insurance for the Company, with Mr. de Lencquesaing being named as an insured party under such insurance, following the completion of a transaction between the Company and Zhonghuan Ruiheng Environmental Technology Co., Ltd. (“ZHRH China”) pursuant to which the Company shall obtain a controlling interest in ZHRH China, shall have been completed and the Company shall have obtained such controlling interest, as determined by the Company (the “ZHRH Transaction”). There can be no assurance that the Company will enter into any letters of intent or any other oral or written agreements in connection with the ZHRH Transaction, or that the ZHRH Transaction can occur at all.

Pursuant to the ADL Director Agreement, the Company agreed to compensate Mr. de Lencquesaing for such services $80,000 per each full year that he serves as a Director of the Company, to be paid as follows:

●	The deferred cash grant will be made on the closing of the ZHRH Transaction and will be based on the length of Mr. de Lencquesaing service as a director of the Company as of that date at the time of closing (the “First Grant”), however the cash payment of the First Grant will not occur until the one year anniversary of the date of the First Grant.

●	Following the closing of the ZHRH Transaction, for each calendar quarter thereafter during which Mr. de Lencquesaing continues to serve as a director of the Company, the Company will grant Mr. de Lencquesaing $20,000 (each a “Quarterly Grant”) with the payment in cash of same to be made on the one year anniversary of each Quarterly Grant.

The foregoing description of the ADL Director Agreement does not purport to be complete and is qualified in its entirety by reference to the ADL Director Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference

Director Agreement with Brett Lovegrove

On March 9, 2022, the Company entered into a Director Agreement with Brett Lovegrove (the “BL Director Agreement”). Pursuant to the BL Director Agreement, Mr. Lovegrove agreed to perform the duties of a director in accordance with the terms of the BL Director Agreement with a time commitment of 8-10 days per month, with 4 Board meetings per year. The BL Director Agreement’s term starts on March 9, 2022 and terminates upon the earlier of the following to occur: (i) removal of Mr. Lovegrove as a director of the Company upon proper shareholder action in accordance with the Company’s articles, bylaws and applicable law (ii)Mr. Lovegrove’s resignation as a director of the Company (iii) Mr. Lovegrove’s death or (iv) failure of the shareholders of the Company to re-elect Mr. Lovegrove at the Company’s annual shareholder meeting or any special meeting of the shareholders called for the purpose of electing directors.

Pursuant to the BL Director Agreement, the Company agreed to indemnify Mr. Lovegrove, if he becomes a party, or is threatened to become a party, to a proceeding (other than an action by or in the right of the Company) by reason of Mr. Lovegrove’s status as a director in accordance with the terms and conditions set forth in the BL Director Agreement. Pursuant to the BL Director Agreement, the Company agreed to obtain and maintain director and officer insurance for the Company following the completion of the ZHRH Transaction and Mr. Lovegrove will be named as an insured party under such insurance. There can be no assurance that the Company will enter into any letters of intent or any other oral or written agreements in connection with the ZHRH Transaction, or that the ZHRH Transaction can occur at all.

Pursuant to the BL Director Agreement, the Company agreed to compensate Mr. Lovegrove for such services by issuing him shares of the Company’s common stock as follows:

●	The intent is that for each full year that he serves as a director of the Company, he’ll receive a number of shares of the Company’s common stock having a total value of $80,000.

●	The first grant of shares of common stock will be made on the closing of the ZHRH Transaction and will be based on the length of Mr. Lovegrove’s service as a director of the Company as of that date at the time of closing (the “First Grant”).The number of shares of common stock to be issued in the First Grant shall be based on a value of each share of common stock as determined based on the number of shares of common stock issued to the shareholders of ZHRH China in the ZHRH Transaction assuming a pre-money valuation of ZHRH China of USD$30 million. In the event that Mr. Lovegrove ceases to serve as a director of the Company for any reason prior to the vesting of the First Grant shares, such First Grant shares will be automatically forfeited.

●	Following the closing of the ZHRH Transaction, for each calendar quarter thereafter during which Mr. Lovegrove continues to serve as a director of the Company, the Company will grant Mr. Lovegrove a restricted stock award of shares of the Company’s common stock having a fair market value (as determined by the Board or a committee thereof, but in any case without the involvement of Mr. Lovegrove) as of the last day of each such calendar quarter of $20,000 (each, a “Quarterly Grant”). Each Quarterly Grant shall vest, if at all, on the one-year anniversary of the applicable grant date, and, once vested, shall be subject to no additional contractual lock-in period. In the event that Mr. Lovegrove ceases to serve as a director of the Company for any reason, any Quarterly Grant which has not vested at such time will be automatically forfeited.

The foregoing description of the BL Director Agreement does not purport to be complete and is qualified in its entirety by reference to the BL Director Agreement, which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Director Agreement with Cindy Li

On March 9, 2022, the Company entered into a Director Agreement with Cindy Li (the “CL Director Agreement”). Pursuant to the CL Director Agreement, Ms. Li agreed to perform the duties of a director in accordance with the terms of the CL Director Agreement with a time commitment of 1-2 days per month, with 4 Board meetings per year. The CL Director Agreement’s term starts on March 9, 2022 and terminates upon the earlier of the following to occur: (i) removal of Ms. Li as a director of the Company upon proper shareholder action in accordance with the Company’s articles, bylaws and applicable law (ii) Ms. Li’s resignation as a director of the Company (iii) Ms. Li’s death or (iv) failure of the shareholders of the Company to re-elect Ms. Li at the Company’s annual shareholder meeting or any special meeting of the shareholders called for the purpose of electing directors.

Pursuant to the CL Director Agreement, the Company agreed to indemnify Ms. Li, if she becomes a party, or is threatened to become a party, to a proceeding (other than an action by or in the right of the Company) by reason of Ms. Li’s status as a director in accordance with the terms and conditions set forth in the CL Director Agreement. Pursuant to the CL Director Agreement, the Company agreed to obtain and maintain director and officer insurance for the Company following the completion of the ZHRH Transaction, and Ms. Li will be named as an insured party under such insurance. There can be no assurance that the Company will enter into any letters of intent or any other oral or written agreements in connection with the ZHRH Transaction, or that the ZHRH Transaction can occur at all.

Pursuant to the CL Director Agreement, the Company agreed to compensate Ms. Li for such services by issuing her shares of the Company’s common stock as follows:

●	The intent is that for each full year that she serves as a director of the Company, she’ll receive a number of shares of the Company’s common stock having a total value of $80,000.

●	The first grant of shares of common stock will be made on the closing of the ZHRH Transaction and will be based on the length of Ms. Li’s service as a director of the Company as of that date at the time of closing (the “First Grant”).The number of shares of common stock to be issued in the First Grant shall be based on a value of each share of common stock as determined based on the number of shares of common stock issued to the shareholders of ZHRH China in the ZHRH Transaction assuming a pre-money valuation of ZHRH China of USD$30 million. In the event that Ms. Li ceases to serve as a director of the Company for any reason prior to the vesting of the First Grant shares, such First Grant shares will be automatically forfeited.

●	Following the closing of the ZHRH Transaction, for each calendar quarter thereafter during which Ms. Li continues to serve as a director of the Company, the Company will grant Ms. Li a restricted stock award of shares of the Company’s common stock having a fair market value (as determined by the Board or a committee thereof, but in any case without the involvement of Ms. Li) as of the last day of each such calendar quarter of $20,000 (each, a “Quarterly Grant”). Each Quarterly Grant shall vest, if at all, on the one-year anniversary of the applicable grant date, and, once vested, shall be subject to no additional contractual lock-in period. In the event that Ms. Li ceases to serve as a director of the Company for any reason, any Quarterly Grant which has not vested at such time will be automatically forfeited.

The foregoing description of the CL Director Agreement does not purport to be complete and is qualified in its entirety by reference to the CL Director Agreement, which is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

Director Agreement with James P. Bond

On March 9, 2022, the Company entered into a Director Agreement with James P. Bond (the “JB Director Agreement”). Pursuant to the JB Director Agreement, Mr. Bond agreed to perform the duties of a director in accordance with the terms of the JB Director Agreement with a time commitment of 1-2 days per month, with 4 Board meetings per year. The JB Director Agreement’s term starts on March 9, 2022 and terminates upon the earlier of the following to occur: (i) removal of Mr. Bond as a director of the Company upon proper shareholder action in accordance with the Company’s articles, bylaws and applicable law (ii) Mr. Bond’s resignation as a director of the Company (iii) Mr. Bond’s death or (iv) failure of the shareholders of the Company to re-elect Mr. Bond at the Company’s annual shareholder meeting or any special meeting of the shareholders called for the purpose of electing directors.

Pursuant to the JB Director Agreement, the Company agreed to indemnify Mr. Bond, if he becomes a party, or is threatened to become a party, to a proceeding (other than an action by or in the right of the Company) by reason of Mr. Bond’s status as a director in accordance with the terms and conditions set forth in the JB Director Agreement. Pursuant to the JB Director Agreement, the Company agreed to obtain and maintain director and officer insurance for the Company following the completion of the ZHRH Transaction, and Mr. Bond will be named as an insured party under such insurance. There can be no assurance that the Company will enter into any letters of intent or any other oral or written agreements in connection with the ZHRH Transaction, or that the ZHRH Transaction can occur at all.

Pursuant to the JB Director Agreement, the Company agreed to compensate Mr. Bond for such services by issuing him shares of the Company’s common stock as follows:

●	The intent is that for each full year that he serves as a director of the Company, he’ll receive a number of shares of the Company’s common stock having a total value of $80,000.

●	The first grant of shares of common stock will be made on the Closing of the ZHRH Transaction and will be based on the length of Mr. Bond’s service as a director of the Company as of that date at the time of Closing (the “First Grant”).The number of shares of common stock to be issued in the First Grant shall be based on a value of each share of common stock as determined based on the number of shares of common stock issued to the shareholders of ZHRH China in the ZHRH Transaction assuming a pre-money valuation of ZHRH China of USD$30 million. In the event that Mr. Bond ceases to serve as a director of the Company for any reason prior to the vesting of the First Grant shares, such First Grant shares will be automatically forfeited.

●	Following the Closing of the ZHRH Transaction, for each calendar quarter thereafter during which Mr. Bond continues to serve as a director of the Company, the Company will grant Mr. Bond a restricted stock award of shares of the Company’s common stock having a fair market value (as determined by the Board or a committee thereof, but in any case without the involvement of Mr. Bond) as of the last day of each such calendar quarter of $20,000 (each, a “Quarterly Grant”). Each Quarterly Grant shall vest, if at all, on the one-year anniversary of the applicable grant date, and, once vested, shall be subject to no additional contractual lock-in period. In the event that Mr. Bond ceases to serve as a director of the Company for any reason, any Quarterly Grant which has not vested at such time will be automatically forfeited.

The foregoing description of the JB Director Agreement does not purport to be complete and is qualified in its entirety by reference to the JB Director Agreement, which is filed herewith as Exhibit 10.4 and is incorporated herein by reference.

Director Agreement with Jean-Michel Doublet

On March 9, 2022, the Company entered into a Director Agreement with Jean-Michel Doublet (the “JD Director Agreement”). Pursuant to the JD Director Agreement, Mr. Doublet agreed to perform the duties of a director in accordance with the terms of the JD Director Agreement with a time commitment of 1-2 days per month, with 4 Board meetings per year. The JD Director Agreement’s term starts on March 9, 2022 and terminates upon the earlier of the following to occur: (i) removal of Mr. Doublet as a director of the Company upon proper shareholder action in accordance with the Company’s articles, bylaws and applicable law (ii) Mr. Doublet’s resignation as a director of the Company (iii) Mr. Doublet’s death or (iv) failure of the shareholders of the Company to re-elect Mr. Doublet at the Company’s annual shareholder meeting or any special meeting of the shareholders called for the purpose of electing directors.

Pursuant to the JD Director Agreement, the Company agreed to indemnify Mr. Doublet, if he becomes a party, or is threatened to become a party, to a proceeding (other than an action by or in the right of the Company) by reason of Mr. Doublet’s status as a director in accordance with the terms and conditions set forth in the JD Director Agreement. Pursuant to the JD Director Agreement, the Company agreed to obtain and maintain director and officer insurance for the Company following the completion of the ZHRH Transaction, and Mr. Doublet will be named as an insured party under such insurance. There can be no assurance that the Company will enter into any letters of intent or any other oral or written agreements in connection with the ZHRH Transaction, or that the ZHRH Transaction can occur at all.

Pursuant to the JD Director Agreement, the Company agreed to compensate Mr. Doublet for such services by issuing him shares of the Company’s common stock as follows:

●	The intent is that for each full year that he serves as a Director of the Company, he’ll receive a number of shares of the Company’s common stock having a total value of $80,000.

●	The first grant of shares of common stock will be made on the closing of the ZHRH Transaction and will be based on the length of Mr. Doublet’s service as a director of the Company as of that date at the time of closing (the “First Grant”).The number of shares of common stock to be issued in the First Grant shall be based on a value of each share of common stock as determined based on the number of shares of common stock issued to the shareholders of ZHRH China in the ZHRH Transaction assuming a pre-money valuation of ZHRH China of USD$30 million. In the event that Mr. Doublet ceases to serve as a director of the Company for any reason prior to the vesting of the First Grant shares, such First Grant shares will be automatically forfeited.

●	Following the closing of the ZHRH Transaction, for each calendar quarter thereafter during which Mr. Doublet continues to serve as a director of the Company, the Company will grant Mr. Doublet a restricted stock award of shares of the Company’s common stock having a fair market value (as determined by the Board or a committee thereof, but in any case without the involvement of Mr. Doublet) as of the last day of each such calendar quarter of $20,000 (each, a “Quarterly Grant”). Each Quarterly Grant shall vest, if at all, on the one-year anniversary of the applicable grant date, and, once vested, shall be subject to no additional contractual lock-in period. In the event that Mr. Doublet ceases to serve as a director of the Company for any reason, any Quarterly Grant which has not vested at such time will be automatically forfeited.

The foregoing description of the JD Director Agreement does not purport to be complete and is qualified in its entirety by reference to the JD Director Agreement, which is filed herewith as Exhibit 10.5 and is incorporated herein by reference.

Director Agreement with Lionel Therond

On March 9, 2022, the Company entered into a Director Agreement with Lionel Therond (the “LT Director Agreement”). Pursuant to the LT Director Agreement, Mr. Therond agreed to perform the duties of a director in accordance with the terms of the LT Director Agreement with a time commitment of 1-2 days per month, with 4 Board meetings per year. The LT Director Agreement’s term starts on March 9, 2022 and terminates upon the earlier of the following to occur: (i) removal of Mr. Therond as a director of the Company upon proper shareholder action in accordance with the Company’s articles, bylaws and applicable law (ii) Mr. Therond’s resignation as a director of the Company (iii) Mr. Therond’s death or (iv) failure of the shareholders of the Company to re-elect Mr. Therond at the Company’s annual shareholder meeting or any special meeting of the shareholders called for the purpose of electing directors.

Pursuant to the LT Director Agreement, the Company agreed to indemnify Mr. Therond, if he becomes a party, or is threatened to become a party, to a proceeding (other than an action by or in the right of the Company) by reason of Mr. Therond’s status as a director in accordance with the terms and conditions set forth in the LT Director Agreement. Pursuant to the LT Director Agreement, the Company agreed to obtain and maintain director and officer insurance for the Company following the completion of the ZHRH Transaction, and Mr. Therond will be named as an insured party under such insurance. There can be no assurance that the Company will enter into any letters of intent or any other oral or written agreements in connection with the ZHRH Transaction, or that the ZHRH Transaction can occur at all.

Pursuant to the LT Director Agreement, the Company agreed to compensate Mr. Therond for such services by issuing him shares of the Company’s common stock as follows:

●	The intent is that for each full year that he serves as a Director of the Company, he’ll receive a number of shares of the Company’s common stock having a total value of $80,000.

●	The first grant of shares of common stock will be made on the closing of the ZHRH Transaction and will be based on the length of Mr. Therond’s service as a director of the Company as of that date at the time of closing (the “First Grant”).The number of shares of common stock to be issued in the First Grant shall be based on a value of each share of common stock as determined based on the number of shares of common stock issued to the shareholders of ZHRH China in the ZHRH Transaction assuming a pre-money valuation of ZHRH China of USD$30 million. In the event that Mr. Therond ceases to serve as a director of the Company for any reason prior to the vesting of the First Grant shares, such First Grant shares will be automatically forfeited.

●	Following the closing of the ZHRH Transaction, for each calendar quarter thereafter during which Mr. Therond continues to serve as a director of the Company, the Company will grant Mr. Therond a restricted stock award of shares of the Company’s common stock having a fair market value (as determined by the Board or a committee thereof, but in any case without the involvement of Mr. Therond) as of the last day of each such calendar quarter of $20,000 (each, a “Quarterly Grant”). Each Quarterly Grant shall vest, if at all, on the one-year anniversary of the applicable grant date, and, once vested, shall be subject to no additional contractual lock-in period. In the event that Mr. Therond ceases to serve as a director of the Company for any reason, any Quarterly Grant which has not vested at such time will be automatically forfeited.

The foregoing description of the LT Director Agreement does not purport to be complete and is qualified in its entirety by reference to the LT Director Agreement, which is filed herewith as Exhibit 10.6 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description
10.1*†	Director Agreement with Aymar de Lencquesaing dated March 9, 2022.
10.2*†	Director Agreement with Brett Lovegrove dated March 9, 2022.
10.3*†	Director Agreement with Cindy Li dated March 9, 2022.
10.4*†	Director Agreement with James P. Bond dated March 9, 2022.
10.5*†	Director Agreement with Jean-Michel Doublet dated March 9, 2022.
10.6*†	Director Agreement with Lionel Therond dated March 9, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

†	Includes management contracts and compensation plans and arrangements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ZHRH CORPORATION

Date: March 11, 2022	By:	/s/ Jean-Michel Doublet
Jean-Michel Doublet
Chief Executive Officer (principal executive officer)